Greenville, South Carolina (January 19, 2004) - KEMET Corporation (NYSE:KEM) today reported financial results for the fiscal quarter ended December 31, 2003. Net sales for the quarter were $111.3 million and net loss before special charges was $(7.3) million, or $(0.08) per diluted share. Comparisons to prior periods are as follows:


Quarter Ended

---------------


Dec 2003
Sep 2003
Dec 2002

--------
--------
--------
(In Millions, Except Per Share Data)
Net Sales
 $  111.3
 $  100.1
 $ 103.7




Before special charges (non-GAAP)



Net loss
  ( 7.3)
  (13.3)
  (3.6)
Net loss per diluted share
  (0.08)
  (0.15)
   (0.04)




Special after-tax charges
   (5.8)
   (30.0)
 (28.1)
Special after-tax charges per diluted share
  (0.07)
 (0.35)
 (0.33)




After special charges (GAAP)



Net loss
  (13.1)
 (43.3)
(31.7)
Net loss per diluted share
$   (0.15)
$  (0.50)
$ (0.37)


"KEMET is beginning to benefit from a sustained recovery in the electronics industry," stated Dr. Jeffrey Graves, Chief Executive Officer. "For the first time since December 2000, quarterly revenue increased over revenue from the same quarter in the prior year. Unit shipments continued to increase, with KEMET's capacity utilization reaching approximately 75%. We believe industry wide capacity utilization is higher, and, as a result, mix adjusted average selling prices rose 3% in the December 2003 quarter compared to steep declines in prior quarters.

"KEMET's total unit shipments were up 8% sequentially in the December quarter, after being up 31% in the September quarter. While unit shipments to Asia moderated, there was significant unit growth in North America and Europe with distribution and Electronic Manufacturing Services customers. We believe that the renewed growth in these regions reflects the early stages of improvement in IT infrastructure spending, combined with continued strength in the industrial, military and automotive sectors. We are encouraged by media reports of continued growth forecasted for these sectors in calendar 2004, as this would improve shipments of large case size parts, which for KEMET includes our more innovative parts, and more tantalum part types, where we lead the world. Our expectation in the coming quarters is that, based on the assumption of continue economic recovery, unit shipment growth will continue, but at a more modest pace, and product mix will shift toward larger case sizes and a stronger percentage growth in tantalum products.

"Our manufacturing moves to low cost locations remain ahead of schedule, and by March 2005 virtually all of our commodity production will be in low cost regions. Our new plant in China is shipping product, and initial customer feedback is excellent. A second China facility will be operational in the fall of 2004. We continue to make significant product advances in high capacitance ceramic and organic and wet tantalum capacitors. We are enhancing our internal product development with external acquisitions and investments, including the Sierra KD, Lamina, and FELCO product lines. With an experienced management team and a strong balance sheet, I remain confident in KEMET's future."

As of December 31, 2003, KEMET had $301 million in cash and short and long-term investments in marketable securities, $100 million in long-term debt, and $735 million in stockholders' equity.
The company will hold a conference call at 8:30 am ET Tuesday, January 20, 2004, to discuss the earnings release. The call will last approximately one hour, and after an initial presentation, questions will be taken as time permits. To access the call, participants in the United States should dial 1-800-416-8033, and participants outside the United States should dial 1-706-643-0979. Participants should reference "KEMET Corporation" and the Conference ID #: 3123653. An archived replay of the conference call will be available through midnight on February 20, 2004, by calling 1-800-642-1687 inside the United States, and 1-706-645-9291 internationally, and referencing the Conference ID #.
KEMET's common stock is listed on The New York Stock Exchange under the symbol KEM. At the Investor Relations portion of the company's web site at http://www.KEMET.com/IR, users can subscribe to KEMET news releases and can find additional company information.


BUSINESS OUTLOOK
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. Current global economic conditions make it particularly difficult at present to predict product demand and other related matters.

* Sales of surface-mount capacitors were 84%, and sales of leaded parts were 16% of total sales for the December 2003 quarter.
* By region, 43% percent of total sales for the December 2003 quarter were to customers in North America, 37% were to Asia, 19% were to Europe, and 1% to the rest of the world.

* By channel, 50% percent of total sales for the December 2003 quarter were to distribution customers, 26% were to Electronic Manufacturing Services customers, and 24% were to Original Equipment Manufacturing customers.

* Average selling prices for the December 2003 quarter, adjusted for changes in product mix, increased approximately 3% from average selling prices for the September 2003 quarter.

* On July 2, 2003, KEMET announced the reorganization of its operations around the world resulting in the location of virtually all of commodity production in low cost regions to be completed by March 2005. KEMET estimates it will incur special charges of approximately $35 million over the period of the reorganization related to movement of manufacturing operations. When the reorganization is complete, the company estimates this will yield an approximate one-year payback based on unit volumes at the time of the announcement, and a $50-60 million savings with volume recovery by fiscal
2006 if unit growth continues as it has in recent quarters.

Various parts of KEMET's announced move of production have occurred in accordance with, or faster than, the anticipated time line. Charges related to movement of manufacturing operations in the December 2003 and September 2003
quarters were $10 million and $12 million, respectively. 	The balance of the
$35 million is expected to be realized ratably over the next five quarters.
The timing of the special charges is dependent on the timing of operational decisions, some of which have not been finalized, and on operational activities yet to occur.

* In 1999, KEMET announced its entry into the market for solid aluminum capacitors. Since that time, KEMET has made significant technology advances in both high-capacitance MLCCs and organic tantalum capacitors, limiting the applications for which solid aluminum capacitors are now superior solutions.
As a result, KEMET restructured its solid aluminum capacitor business line and recognized a $22.3 million non-cash special charge in the September 2003 quarter related to the estimated impairment of assets and inventory write offs. This should result in realized cash savings of approximately $10 million annually once the restructuring is complete. In the December 2003 quarter, a $1.6 million credit to special charges was recognized because the liquidation proceeds were greater than previously estimated.

* In the September 2003 quarter, $1.2 million of special charges were recognized related to the write-down of the facility supporting the solid aluminum product line. Future charges related to the write-down of other US manufacturing facilities are uncertain at this time because the amount and timing of the special charges is dependent on operational decisions, some of which have not been finalized yet, and on operational activities yet to occur.

* Prior to the end of fiscal 2004, KEMET will terminate and liquidate its defined benefit pension plan and, as a result, will recognize a $35 million after-tax special charge to be recognized in the March 2004 quarter. The termination of the pension plan is anticipated to result in future savings of $6 million per year. KEMET continues to provide other defined contribution retirement plans to its employees.
* Summary of special charges in the fiscal December 2003 and 2002 periods
(in millions):







Quarter
Year-to-Date

Dec-03
Dec-02
Dec-03
Dec-02

------
------
------
------









Manufacturing relocation and employee termination costs
$  10.4
$     -
$  21.3
$   9.1
Lower of cost or market valuation of tantalum supply agreement
      -
   40.8
   12.4
   40.8
Inventory charges
      -
    1.8
      -
    5.1
Impairment of solid aluminum capacitor business line
   (1.6)
      -
   21.9
      -
Impaired assets associated with closing facilities
      -
      -
      -
    4.6

---------
---------
--------
--------
Special charges
    8.8
   42.6
   55.6
   59.6
Income tax expense
   (3.0)
  (14.5)
  (19.6)
  (20.3)

--------
--------
--------
--------
Special charges net of taxes
$   5.8
$  28.1
$  36.0
$  39.3

=========
========
========
========

* For fiscal 2004, KEMET anticipates maintaining our investments in key customer relationships through our direct sales and customer service professionals, as well as our investments in research and development, to maintain our competitive position in the capacitor industry.





















Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------------------
---------------------------------------


1999
2000
2001
2002
2003
Mar 2003
Jun 2003
Sep 2003
Dec 2003

----
----
----
----
----
--------
--------
--------
--------
(In Millions)
SG&A
$52.7
$55.2
$62.3
$54.4
$54.4
$13.4
$13.5
$13.0
$11.9
R&D
$22.1
$24.9
$27.2
$26.3
$25.3
$ 5.9
$ 6.0
$ 5.9
$ 6.3






















* New product announcements during fiscal 2004:

* June 2003?Acquisition of Sierra KD high voltage and high temperature ceramic capacitor and EMI filter product lines, targeted at military, aerospace, oil service, oil exploration, medical imaging, power generation, and high voltage power supply market sectors.

?    September 2003?Internal development of 125oC rated Polymer Tantalum capacitor designated the T525 Series, targeted for power management applications to reduce component counts, eliminate through-hole assembly by replacing leaded aluminum capacitors, and offer a more cost effective solution to high-cap ceramic capacitors.

* September 2003?Internal development of wet tantalum capacitors, targeted at the military, avionics, and oil exploration market segments.

* September 2003?Internal development of newest generation of KO (KEMET
   Organic) capacitors and KM (KEMET Multi-Polymer-Anode) capacitors. Large case size KOs targeted at high-functionality electronic products, such as
  notebooks, servers, networks, and mobile phone	s. Small case size KOs, which
  can be drop in replacements for certain high-capacitance MLCCs, are targeted at smaller electronic products, such as PDAs, DVDs, mobile phones, and notebooks.

* September 2003?Investment in and business agreement with Lamina Ceramics to develop and commercialize high-performance, low-temperature co-fired ceramic-on-metal ("LTCC-M") solutions for advanced electronic systems, including RF/microwave assemblies, opto-electronic packages, solid state light engines and packages, and automotive circuits.

* December 2003?Acquisition of FELCO custom magnetic solutions for customers in the military, aerospace, and industrial industries.

* December 2003?Internal development of "Open-Mode" ceramic capacitor, targeted at automotive and power conversion market sectors.

* December 2003?Expansion of Co-manufacturing Agreement with Showa Denko K.K. regarding solid conductive polymer aluminum surface-mount capacitors allowing both companies to continue marketing and selling aluminum polymer capacitors to their respective customers and market areas.
* Capital expenditures for the December 2003 quarter were $5 million.









Fiscal Year Ended
Fiscal Quarter Ended

--------------------------------------
----------------------------------------------------------


2001
2002
2003
Mar 2003
Jun 2003
Sep 2003
Dec 2003
-------
-------
-------
------------
------------
------------
------------








Additions to property, plant and equipment
$    287
$    109
$     26
$           6
$           3
$           6
$           5









* During the December 2003 quarter, inventories decreased $8 million to $131 million from $139 million at September 30, 2003. Raw materials and supplies decreased $5 million in the December 2003 quarter, and finished goods and work in process decreased $3 million.











Mar 1999
Mar 2000
Mar 2001
Mar 2002
Mar 2003
Jun 2003
Sep 2003
Dec 2003

--------
--------
--------
--------
--------
--------
--------
--------

                                     (In Millions)
Raw materials and supplies
$   45
$   53
$  115
$  118
$   91
$   81
$   70
$   65
Work in process and finished goods
    81
    78
   149
   141
    93
    87
    69
    66

------
------
------
------
------
------
------
------

$  126
$  131
$  264
$  259
$  184
$  168
$  139
$  131

======
======
======
======
======
======
======
======









* Cash and long and short-term investments in marketable securities during the December 2003 quarter decreased $1 million to $301 million from $302 million at September 30, 2003. During the quarter, $73 million of marketable bonds were purchased which are classified as long-term investments.
QUIET PERIOD
Beginning April 1, 2004, KEMET will observe a Quiet Period during which the Business Outlook as provided in this news release and the company's quarterly report on Form 10-Q will no longer constitute the company's current expectations. During the Quiet Period, the Business Outlook in these documents should be considered to be historical, applying prior to the Quiet Period only and not subject to update by the company. During the Quiet Period, KEMET representatives will not comment concerning the Business Outlook or KEMET's financial results or expectations. The Quiet Period will extend until the day when KEMET's next quarterly earnings release is published.

This release contains certain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. We intend that these forward-looking statements be subject to the safe harbor created by that provision. These forward-looking statements involve risks and uncertainties and include, but are not limited to, statements regarding future events and our plans, goals, and objectives. Our actual results may differ materially from these statements. These risks, trends, and uncertainties, which in some instances are beyond our control, include: risks associated with the cyclical nature of the electronics industry, the requirement to continue to reduce the cost of our products, the competitiveness of our industry, an increase in the cost of our raw materials, the location of several of our plants in Mexico, and the possible loss of key employees. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in these forward-looking statements will be realized. The inclusion of this forward-looking information should not be regarded as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

Furthermore, past performance in operations and share price is not necessarily predictive of future performance.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Dollars in Thousands Except Per Share Data)
Unaudited






Three months ended
    Nine months ended

December 30,
December 30,

------------------------------
------------------------------

  2003
2002
  2003
2002

 -------------
-------------
--------------
-------------
Income Statement Data:




Net Sales
   $  111,335
   $  103,727
  $   316,781
   $  340,827
Cost of goods sold
      103,605
       93,956
      312,104
      294,886
Loss on long-term supply contract
            -
       40,833
       12,355
       40,833
Selling, general and administrative expenses
       11,919
       13,834
       38,494
       40,984
Research and development
        6,297
        5,615
       18,167
       19,330
Restructuring and impairment charges
        8,788
            -
       37,629
       13,696

   -----------
   -----------
   -----------
   -----------
Operating loss
      (19,274)
      (50,511)
     (101,968)
      (68,902)





Interest expense
        1,502
        1,602
        4,740
        4,719
Interest income
       (1,068)
       (1,100)
       (2,715)
       (3,051)
Other (income) expense
           98
       (2,945)
       (2,083)
      (10,796)
Income tax benefit
       (6,734)
      (16,343)
      (41,987)
      (20,323)

   -----------
   -----------
   -----------
   -----------
Net loss
   $  (13,072)
   $  (31,725)
   $  (59,923)
   $  (39,451)

   ===========
   ===========
   ===========
   ===========
Loss Per Share Data:




Net loss per share:




    Basic
   $    (0.15)
   $    (0.37)
   $    (0.69)
   $    (0.46)
    Diluted
   $    (0.15)
   $    (0.37)
   $    (0.69)
   $    (0.46)





Weight-average shares outstanding:




    Basic
   86,434,209
   86,099,656
   86,395,460
   86,113,737
    Diluted
   86,434,209
   86,099,656
   86,395,460
   86,113,737



KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in Thousands)
Unaudited




December 30, 2003
September 30, 2003

 ------------------
  ----------------
ASSETS





Cash and cash equivalents
$    219,154
$    267,577
Short-term investments
       9,207
      34,428
Accounts receivable, net
      55,521
      55,903
Inventories
     130,601
     139,311
Prepaid expenses and other current assets
       6,685
       7,878
Deferred income taxes
      29,716
      30,933

------------
------------
    Total current assets
     450,884
     536,030
Property, plant and equipment, net
     428,429
     442,060
Long-term investments in marketable securities
      72,945
           -
Investments in affiliates
       3,808
       4,176
Intangible assets, net
      44,592
      43,216
Other assets
      25,366
      25,709

------------
------------
    Total assets
$  1,026,024
$  1,051,191

============
============
Liabilities and Stockholders' Equity





Accounts payable trade
$     33,945
$     30,217
Accrued expenses
      44,861
      47,813
Income taxes payable
      19,591
      17,838

------------
------------
    Total current liabilities
      98,397
      95,868
Long-term debt
     100,000
     100,000
Other non-current obligations
      60,843
      64,177
Deferred income taxes
      32,007
      42,118

------------
------------
    Total liabilities
     291,247
     302,163



Common stock
         879
         879
Additional paid-in capital
     317,579
     317,421
Retained earnings
     446,992
     460,064
Accumulated other comprehensive loss
      (2,948)
      (1,574)
Treasury stock, at cost
     (27,725)
     (27,762)

------------
------------
    Total stockholders' equity
     734,777
     749,028



        Total liabilities and stockholders' equity
$  1,026,024
$  1,051,191

============
============


